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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 10, 2007

                                  BLUEFLY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   001-14498               13-3612110
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)       Identification Number)

         42 West 39th Street, New York, NY                       10018
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 944-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

         At a presentation at the Cowen and Company 5th Annual Consumer Conference on January 10, 2007, the Company will be providing the following preliminary sales information - final results will not be available until the week of February 26, 2007:

         1. Estimated net sales for the 12 month period ending December 31, 2006 were up between 30% - 31% over net sales for the 12 month period ending December 31, 2005;

         2. Estimated net sales in the 4th quarter 2006 were up between 26% - 28% over net sales in the 4th quarter of 2005; and

         3. The estimated growth in net sales in the month of December slowed relative to the growth rate in the rest the quarter, primarily due to the softness in cold weather categories such as Men's and Women's outerwear, hats gloves and scarves, and sweaters. In addition, the Company's year end deferred revenue (orders that shipped but did not get received by the customers) was approximately 118% higher in 2006 than 2005.

         The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2007

                                              BLUEFLY, INC.


                                              By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer